                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                December 3, 1995

                           GREINER ENGINEERING, INC.
             (Exact name of registrant as specified in its charter)

  1-7567                                              95-1799320
  (Commission File Number)                           (I.R.S. Employer
                                                     Identification Number)



                                     Nevada

                 (State or other jurisdiction of incorporation)

                   909 East Las Colinas Boulevard, Suite 1900
                              Irving, Texas  75039
             (Address of principal executive offices and zip code)

              Registrant's telephone number, including area code:
                                 (214) 869-1001





Page 1 of 17 sequentially numbered pages.  Index to exhibits is on page number 4.

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                 Item 5.  Other Events.

                          On December 3, 1995, URS Corporation ("URS") and
Greiner Engineering, Inc. ("Greiner") executed a letter of intent for URS to acquire all the outstanding stock of Greiner pursuant to a merger of Greiner with a wholly-owned subsidiary of URS (the "Acquisition"). The Acquisition price will consist of $13.50 in cash plus 0.298 shares of URS common stock for each of the 4,698,442 outstanding shares of Greiner common stock, for an aggregate Acquisition price of $63,428,467 and 1.4 million shares of URS common stock.

                 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                 (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

       Exhibit Number                    Exhibit
       --------------                    -------
        2(a)                             Letter of Intent and Transaction Term
                                         Sheet dated December 2, 1995

       20(a)                             Press Release issued December 4, 1995




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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 6, 1995


                                        GREINER ENGINEERING, INC.



                                        By: /s/ Patrick J. McColpin
                                            ------------------------------
                                            Patrick J. McColpin
                                            Vice President and
                                            Chief Financial Officer
                                            (Principal Accounting Officer)





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                               INDEX TO EXHIBITS
                               -----------------

Exhibit                                                                             Sequentially
Number                    Exhibit                                                   Numbered Page
------                    -------                                                   -------------
 2(a)                     Letter of Intent and                                              5
                          Transaction Term Sheet dated
                          December 2, 1995

20(a)                     Press Release issued                                             14
                          December 4, 1995





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